                                BANK AGREEMENT


                  THIS BANK AGREEMENT, dated as of July 25, 1997 (as amended, modified or supplemented from time to time, the "Bank Agreement"), is by and among Grand Court Lifestyles, Inc., a corporation organized and existing under the laws of the State of Delaware, (the "Company"), and The Bank of New York (the "Bank").

                             W I T N E S S E T H:

                  WHEREAS, the Company is issuing its Series 11, 12% Debentures due June 30, 2004 (the "Debentures") pursuant to the Company's Confidential Private Placement Memorandum, as the same may be from time to time amended (the "Memorandum");

                  WHEREAS, the Company's private placement of the Debentures (the "Offering") will terminate on the earlier of (i) the date on which all the Debentures are sold or (ii) July 31, 1998 (the "Offering Termination Date");

                  WHEREAS, subscribers will purchase Debentures at a closing (the "Initial Closing") to be held at such time as the Company may determine in its discretion and, thereafter, from time to time (each, singly, an "Additional Closing," and, collectively, the "Additional Closings"), at the discretion of the Company, on such day or days as may be determined by the Company, as subscriptions are received and accepted (hereinafter the date of the Initial Closing and the date of any Additional Closing are each referred to as a "Closing Date");

                  WHEREAS, the Company desires to deliver to the Bank amounts received by the Company from subscribers for Debentures (each, singly, a "Purchaser," and, collectively, the "Purchasers"), in payment for the Debentures, which amounts shall be released to the Company at the Initial Closing and at each Additional Closing;

                  WHEREAS, each Purchaser shall be entitled to receive, on a monthly basis prior to the Closing Date with respect to that Purchaser's Debentures, distributions representing interest accrued on that Purchaser's subscription payment at a rate of 12% per annum;

                  WHEREAS, the Company desires to establish an interest bearing escrow fund to be called Grand Court Lifestyles, Inc. Series 11 Escrow Fund Account (the "Fund") with the Bank;

                  WHEREAS, the Company, for the benefit of the Bank and the Purchasers, wishes to assign to, and to grant the Bank a security interest in, certain notes, instruments and documents as more fully described below and the Bank is willing to accept such security interest and assignment upon the terms and conditions hereinafter set forth; and

                  WHEREAS, the Company wishes to appoint the Bank as Escrow Agent, Authenticating Agent, Custodian, Paying Agent, Registrar and Transfer Agent with respect to the Debentures and the above-mentioned notes, instruments and documents and the Bank is willing to accept such appointments upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1.  Escrow Agent.

                  Section 1.1 Appointment. The Company hereby appoints and designates the Bank as Escrow Agent for the purposes set forth in this Section 1, and the Bank hereby accepts such appointment.

                  Section 1.2 Escrow. The Company shall from time to time deliver amounts received from Purchasers in payment for the Debentures ("Subscription Payments") to the Bank. The Bank shall deposit the Subscription Payments in the Fund to be established in the Company's name for this purpose by the Bank. Subscription Payments delivered for deposit in the Fund shall be invested in short term certificates of deposit (including certificates of deposit issued by the Bank), A-1 commercial paper, P-1 commercial paper, interest bearing money market accounts, all as specified in writing by the Company and held in trust for the benefit of the Purchasers. In the event the Company should fail to so specify, Subscription Payments delivered for deposit in the Fund shall be invested in the Bank's Deposit Reserve, an interest-bearing account, for the benefit of the Purchasers. The Bank is not responsible for interest, losses, taxes or other charges on investments. All checks delivered to the Bank for deposit in the Fund shall be payable to the order of "Grand Court Lifestyles, Inc. - Escrow Account." Concurrently with such delivery, the Company shall deliver to the Bank a statement of the name, mailing address and tax identification number of each Purchaser whose Subscription Payment is being delivered, and a schedule listing the aggregate Debentures and aggregate cumulative Subscription Payments to date delivered for deposit in the Fund. For the purposes of this Bank Agreement, the Company is authorized to make deposits and give instructions as to investments of deposits and otherwise, as contemplated in this Bank Agreement, to the Bank.

                  Section 1.3 Interest. During the period (the "Escrow Period") commencing upon the date that any Purchaser's Subscription Payment constitutes Cleared Funds (as defined in Section 1.11 hereof) and ending on the day immediately preceding the Closing Date with respect to that Purchaser's Debentures, interest will accrue on that Purchaser's Subscription Payment at a rate of 12% per annum, computed on the basis of a year of 360 days consisting of 12 thirty day months. Interest shall be payable on the fifteenth day of each month if such day is a Business Day. If such day is not a Business Day, then the next Business Day shall be deemed the Interest Payment Date (each, an "Interest Payment Date"). Four Business Days prior to each such Interest Payment Date, the Bank shall give the Company written notice of the difference between the amount of interest which will be payable on Subscription Payments on such Interest Payment Date and the amount of interest accruing on the Fund which will be available for such payment on such Interest Payment Date. Not later than 11:30 a.m. (New York time) on such Interest Payment Date, the Company shall deposit with the Bank the amount of such difference. On each Interest Payment Date, the Bank shall pay interest which is due and payable to the respective Purchasers by mailing its check in the appropriate amount to each Purchaser by first class mail at the Purchaser's mailing address provided to the Bank pursuant to Section 1.2 hereof. In the event that the Company shall default in its payment obligations to the Bank under this Section 1.3, the Bank shall mail its check in the amount of each Purchaser's pro rata share of interest earned and paid on the Fund as provided in this Section 1.3. For purposes of this Bank Agreement, "Business Day" shall mean any day other than a day on which the Bank is authorized to remain closed in New York City.

                  Section 1.4 Conditions of Initial Closing and Additional Closings. Notwithstanding anything to the contrary in this Bank Agreement, it is a condition precedent to the Initial Closing and to each Additional Closing that the Company shall deliver to the Bank Set Aside Purchase Notes in such an amount, as calculated by the Company, that 80% of the aggregate principal balance outstanding at maturity of the Set Aside Purchase Notes equals the principal amount of the Debentures which will be sold at that Initial Closing or Additional Closing, together with the related Consent and Agreement pertaining to each such Set Aside Purchase Note and the related Consent, Assignment and Agreement pertaining to the Purchased Partnership Interest and the related Financing Statements (as such terms are defined in Section 7 hereof), as provided in Section 7 hereof. Upon the scheduling of the Initial Closing and each Additional Closing, the Company shall give written notice thereof to the Bank not less than one (1) Business Day prior to the date scheduled for each such closing. As used in this Section 1.4 and elsewhere in this Bank Agreement, a statement concerning the outstanding principal amount at maturity of a Set Aside Purchase Note refers to the amount of principal that would be due at maturity on that Set Aside Purchase Note if all payments of principal on that Set Aside Purchase Note scheduled to be made prior to maturity were made when due and none of such payments were deferred by the obligor thereof with the consent of the Company.

                  Section 1.5 Cancellation. The Company shall give the Bank notice of any Purchaser who cancels his Subscription prior to his Closing Date or whose Subscription Payment was deposited pursuant to Section 1.2 but whose Subscription is rejected, setting forth the name and mailing address of the Purchaser and the amount of the rejected or cancelled subscription. As promptly as practicable thereafter, the Bank shall pay the amount of the cancelled or rejected subscription from the Fund to the Purchaser whose Subscription was cancelled or rejected as directed by the Company. Any interest earned thereon and not theretofore distributed pursuant to Section 1.3 hereof shall be paid to the Purchaser in accordance with
Section 1.3 hereof. Payment shall be made by check payable to the Purchaser mailed by the Bank by first class mail directly to the Purchaser at the mailing address of the Purchaser.

                  Section 1.6 Payment. (a) The Bank, at the Initial Closing and each Additional Closing, upon written instruction from either Mr. John Luciani and Mr. Bernard M. Rodin, as the designated officers of the Company, shall transfer to the Company or to such third party or parties as may be directed by Mr. Luciani or Mr. Rodin the Cleared Funds then held in the Fund by the Bank. Any interest earned thereon and not theretofore distributed in accordance with Section 1.3 hereof shall be paid to the Purchasers in accordance with Section 1.3 hereof.

                  (b) In the event that the Bank should receive written instructions as contemplated in subparagraph (a) above from any one other than Mr. Luciani or Mr. Rodin, regardless of whether that person is an officer, director, employee, agent or representative of the Company, those instructions are to be deemed to be invalid and contrary to the intent of this Bank Agreement.

                  Section 1.7 Fees and Expenses. In addition to the fees set forth in Section 7.10 hereof, the Bank shall be entitled to an administration fee as compensation for its services under this Section 1 in the amount of $5,000 payable (i) upon the execution and delivery of this Bank Agreement and
(ii) subject to an adjustment as provided in the next succeeding sentence of this Section 1.7, on the first anniversary date of this Bank Agreement, provided however, that the Bank shall not be entitled to payment of an administration fee on such first anniversary date if all of the Debentures have been sold prior thereto. In the event the Offering terminates prior to July 31, 1998, the Company shall be entitled to a refund payable ten days after the Offering Termination Date, of that portion of the administration fee paid to the Bank on the first anniversary date of this Bank Agreement, in an amount calculated as the difference between (a) $5,000 and (b) the product of
(x) $5,000 and (y) a fraction, the numerator of which is the number of days between the first anniversary date of this Bank Agreement and the Offering Termination Date, inclusive, and the denominator of which is 365. In no event shall the Bank be entitled to payment of an administration fee, as provided for in this Section 1.7, following the Offering Termination Date. The Company shall also pay the Bank $5 for the preparation and execution of each Purchaser's account including the calculation of interest accrued; $1 for the preparation of each Purchaser's 1099 tax form; $25 for each investment transaction in the Fund; $25 for each returned "bounced" check of a Purchaser; and $500 for each Additional Closing, payable within ten (10) days after the Bank gives the Company notice that any such amounts are due and payable. Notwithstanding anything herein to the contrary, the Bank shall not charge the Company for the issuance of checks or wire transfers to make monthly payments of accrued interest on Subscription Payments. No additional fee will be payable with respect to wire transfers of and unreturned checks for Subscription Payments. In addition, the Company shall reimburse the Bank for other actual out-of-pocket expenses incurred in connection with its obligations pursuant to this Section 1 (including, but not limited to, actual expenses for stationery, postage, telephone, telex, wire transfers, telecopy and retention of records, and reasonable fees and expenses of counsel), payable within ten (10) days after the Bank gives notice to the Company that it has incurred such expenses. The obligation to pay such compensation and reimburse such expenses shall be borne solely by the Company. Amounts held in the Fund shall not be available to satisfy this obligation or any other obligation of the Company to the Bank. The provisions of this
Section 1.7 shall survive the termination of this Bank Agreement.

                  Section 1.8 Termination of Offering. If the Offering should be terminated, the Company shall promptly so advise the Bank in writing, and shall authorize and direct the Bank to return the Subscription Payments to the Purchasers. The Bank thereupon shall return those Subscription Payments to the extent they have not been distributed per Section 1.6 to the Purchasers from whom they were received. Any interest earned on the Subscription Payments and not theretofore distributed pursuant to Section 1.3 hereof shall be paid in accordance with Section 1.3 hereof. Upon paying such disbursements to the Purchasers and the Company, the Bank shall be relieved of all of its obligations and liabilities under this Bank Agreement.

                  Section 1.9 Form 1099, etc. In compliance with the Internal Revenue Code of 1986, as amended, the Company shall request that each Purchaser furnish to the Bank such Purchaser's taxpayer identification number and a statement certified under penalties of perjury that (a) such taxpayer identification number is true and correct and (b) the Purchaser is not subject to withholding of 31% of reportable interest, dividends or other payments.

                  Section 1.10 Uncollected Funds. In the event that any funds, including Cleared Funds, deposited in the Fund prove uncollectible after the funds represented thereby have been released by the Bank pursuant to this Bank Agreement, the Company shall reimburse the Bank upon request for the face amount of such check or checks; and the Bank shall, upon instruction from the Company, deliver the returned checks or other instruments to the Company. This section shall survive the termination of this Bank Agreement.

                  Section 1.11 Cleared Funds. For the purpose of this Bank Agreement, Subscription Payments shall constitute "Cleared Funds" in accordance with the following:

                  (a) if paid by wire transfer, such funds shall constitute Cleared Funds on the date received by the Bank;

                  (b) if paid by check drawn on a New York Clearing House Bank, such funds shall constitute Cleared Funds on the second Business Day following the date received by the Bank; and

                  (c) if paid by check drawn on any bank other than a New York Clearing House Bank, such funds shall constitute Cleared Funds on the third Business Day following the date received by the Bank.

                  Section 2. Execution. The Debentures shall be executed on behalf of the Company by the manual or facsimile signature of an officer of the Company. All such facsimile signatures shall have the same force and effect as if the officer had manually signed the Debentures. In case any officer of the Company whose signature shall appear on a Debenture shall cease to be such officer before the delivery of such Debenture or the issuance of a new Debenture following a transfer or exchange, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such officer had remained an officer until delivery.

                  Section 3.  Authenticating Agent.

                  Section 3.1 Appointment. The Company hereby appoints and designates the Bank as Authenticating Agent for the purposes set forth in this
Section 3, and the Bank hereby accepts such appointment.

                  Section 3.2 Authentication. Only such Debentures as shall have the Certificate of Authentication endorsed thereon in substantially the form set forth in the form of Debenture attached to the Memorandum, duly executed by the manual signature of an authorized signatory of the Bank, shall be entitled to any right or benefit under this Bank Agreement. No Debentures shall be valid or obligatory for any purpose unless and until such Certificate of Authentication shall have been duly executed by the Bank; and such executed certificate upon any such Debenture shall be conclusive evidence that such Debenture has been authenticated and delivered under this Bank Agreement. The Certificate of Authentication on any Debenture shall be deemed to have been executed by the Bank if signed by an authorized signatory of the Bank, but it shall not be necessary that the same person sign the Certificate of Authentication on all of the Debentures.

                  Section 4. Mutilated, Lost, Stolen or Destroyed Debentures. Subject to applicable law, in the event any Debenture is mutilated, lost, stolen or destroyed, the Company may authorize the execution and delivery of a new Debenture of like date, number, maturity and denomination as that mutilated, lost, stolen or destroyed, provided, however, that in the case of any mutilated Debenture, such mutilated Debenture shall first be surrendered to the Company, and in the case of any lost, stolen or destroyed Debenture, there shall be first furnished to the Company and the Bank, evidence of the ownership thereof and of such loss, theft or destruction satisfactory to the Company and the Bank, together with indemnification through a bond of indemnity or otherwise as shall be satisfactory to the Company and the Bank. The Company may charge the Purchaser of such Debenture with any amounts satisfactory to the Company and the Bank and permitted by applicable law.

                  Section 5. Registrar and Transfer Agent.

                  Section 5.1 Appointment. The Company hereby appoints and designates the Bank as Registrar and Transfer Agent for the purposes set forth in this Section 5, and the Bank hereby accepts such appointment.

                  Section 5.2 Registration, Transfer and Exchange of Debentures. The Debentures are issuable only as registered Debentures without coupons in the denomination of $100,000 or any multiple or any fraction thereof at the sole discretion of the Company. Each Debenture shall bear the following restrictive legend: "These securities have not been registered under the Securities Act of 1933, as amended, and may be offered and sold or otherwise transferred only if registered pursuant to the provisions of that Act or if an exemption from registration is available." The Bank shall keep at its principal corporate trust office a register in which the Bank shall provide for the registration and transfer of Debentures. Upon surrender for registration of transfer of any Debenture at such office of the Bank, the Company shall execute, pursuant to Section 2 hereof, and mail by first class mail to the Bank, and the Bank shall authenticate, pursuant to Section 3 hereof, and mail by first class mail to the designated transferee, or transferees, one or more new Debentures in an aggregate principal amount equal to the unpaid principal amount of such surrendered Debenture, registered in the name of the designated transferee or transferees. Every Debenture presented or surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Debenture or his attorney duly authorized in writing. Notwithstanding the preceding, the Debentures may not be transferred without an effective registration statement under the Securities Act of 1933 covering the Debentures or an opinion of counsel satisfactory to the Company and its counsel that such registration is not necessary under the Securities Act of 1933 (the "Securities Act"). At the option of the owner of any Debenture, such Debenture may be exchanged for other Debentures of any authorized denominations, in an aggregate principal amount equal to the unpaid principal amount of such surrendered Debenture, upon surrender of the Debenture to be exchanged at the principal corporate trust office of the Bank; provided, however, that any exchange for denominations other than $100,000 or an integral multiple thereof shall be at the sole discretion of the Company. Whenever any Debenture is so surrendered for exchange, the Company shall execute, pursuant to Section 2 hereof, and deliver to the Bank, and the Bank shall authenticate, pursuant to
Section 3 hereof, and mail by first class mail to the designated transferee, or transferees, the Debenture or Debentures which the Debenture owner making the exchange is entitled to receive. Any Debenture or Debentures issued in exchange for any Debenture or upon transfer thereof shall be dated the date to which interest has been paid on such Debenture surrendered for exchange or transfer, and neither gain nor loss of interest shall result from any such exchange or transfer. In addition, each Debenture issued upon such exchange or transfer shall bear the restrictive legend set forth above unless in the opinion of counsel to the Company, such legend is not required to ensure compliance with the Securities Act.

                  Section 5.3 Owner. The person in whose name any Debenture shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of or interest on such Debenture shall be made only to or upon the order of the registered owner thereof or his duly authorized legal representative. Such registration may be changed only as provided in this Section 5, and no other notice to the Company or the Bank shall affect the rights or obligations with respect to the transfer of a Debenture or be effective to transfer any Debenture. All payments to the person in whose name any Debenture shall be registered shall be valid and effectual to satisfy and discharge the liability upon such Debenture to the extent of the sum or sums to be paid.

                  Section 5.4 Transfer Agent. The Bank shall send executed, authenticated Debentures to Purchasers on Closing Dates and to subsequent owners and transferees who are entitled to receive Debentures pursuant to the terms of this Bank Agreement, by first class mail.

                  Section 5.5 Charges and Expenses. No service charge shall be made for any transfer or exchange of Debentures, but in all cases in which Debentures shall be transferred or exchanged hereunder, as a condition to any such transfer or exchange, the owner of the Debenture shall, prior to the delivery of any new Debenture pursuant to such transfer or exchange, reimburse the Company and the Bank for their respective actual out-of-pocket expenses incurred in connection therewith (including, but not limited to, any tax, fee or other governmental charge required to be paid with respect to such transfer or exchange, actual expenses for stationery, postage, telephone, telex, wire transfers, telecopy and retention of records, and reasonable fees and expenses of their respective counsel). The provisions of this Section 5.5 shall survive the termination of this Bank Agreement.

                  Section 5.6 Redemption at the Option of the Company.

                  (a) Whenever the Company shall effect a redemption at the option of the Company, at any time in its sole and absolute discretion, of part or all of the Debentures, which shall be without premium or penalty, the Company shall give written notice thereof to the Bank at least forty (40) days prior to the date set forth for redemption, the manner in which redemption shall be effected and all the relevant details thereof. The Bank shall give written notice to the Purchasers in the form included herewith as Exhibit D of that redemption at least thirty (30) days prior to the date set forth for redemption. The Bank shall register the cancellation of the whole or a portion of the redeemed Debentures, as appropriate. In any event, new debentures will not be issued to reflect the non-redeemed portion of the Debentures. No interest shall be payable on the redeemed portion of a Debenture from and after the date of redemption.

                  (b) In the event the Company should effect a partial redemption at the option of the Company of the Debentures, the Bank shall (i) return to the Company Set Aside Purchase Notes selected by the Company in such an amount that 80% of the aggregate principal balance outstanding at maturity of such Set Aside Purchase Notes equals the principal amount of the redeemed portion of the Debentures, (ii) execute and deliver to the Company an instrument prepared by the Company effecting a release by the Bank of the existing assignment of the security interest and Purchase Agreement covering the related Purchased Partnership Interest (as such terms are defined in Section 7.3(a) hereof), (iii) file with the appropriate governmental authorities indicated by the Company to the Bank, Financing Statements delivered by the Company to the Bank recording the termination of the Bank's security interest and assignment granted under this Bank Agreement, and (iv) return to the Company the Consent and Agreement described in Section 7.2(c) hereof, the Consent, Assignment and Agreement described in Section 7.3(c) hereof relating to such returned Set Aside Purchase Notes and the Purchased Partnership Interest, respectively. In no event, however, will the Bank release Set Aside Purchase Notes if the sum of 80% of the aggregate principal balance outstanding of the Set Aside Purchase Notes would be less than the principal amount of the Debentures that remain outstanding.

                  Section 5.7 Mandatory Redemption. The Company shall be obligated to redeem 100% of the Debentures due June 30, 2004. When the Company shall effect the mandatory redemption, the Company shall give written notice thereof to the Bank at least forty (40) days prior to the date set forth for redemption, the manner in which redemption shall be effected and all relevant details thereof. The Bank shall give written notice to the Purchasers of that redemption at least thirty (30) days prior to the date set forth for redemption in the form included herewith as Exhibit B. The Bank shall register the cancellation of the whole of the redeemed Debentures.

                  Section 6.  Paying Agent.

                  Section 6.1 Appointment. The Company hereby appoints and designates the Bank as Paying Agent for the purposes set forth in this Section 6, and the Bank hereby accepts such appointment.

                  (a) Section 6.2 Payment Provisions. The Bank shall pay interest on Subscription Payments and principal of and interest on the Debentures to the persons in whose names the Debentures are registered, subject to the limitations contained in Section 5.6(a) and in accordance with the terms and provisions of this Bank Agreement and the Debentures, by check mailed by first class mail to the registered owner of a Debenture at his address as it appears in the register; provided that not later than 11:30 a.m. (New York time) on the Interest Payment Date or date on which principal of any Debenture is due and payable, the Company shall provide the Bank with sufficient funds to make those payments.

                  (b) Each Purchaser shall be entitled to receive with respect to that Purchaser's Debentures, interest from the Closing Date through June 30, 2004 on that portion of the Purchaser's Debentures which have not been redeemed pursuant to Section 5.6 hereof.

                  Section 6.3 Expenses. The Company shall reimburse the Bank for its actual out-of-pocket expenses incurred in connection with its obligations pursuant to this Section 6 (including, but not limited to, actual expenses for stationery, postage, telephone, telex, wire transfers, telecopy and retention of records), payable within ten (10) days after the Bank gives notice to the Company that it has incurred such expenses. The obligation to pay such compensation and reimburse such expenses shall be borne solely by the Company. Notwithstanding anything herein to the contrary, the Bank shall not charge the Company any fees for the issuance of checks or wire transfers to make payments of interest on or repayments of principal of the Debentures. The provisions of this Section 6.3 shall survive the termination of this Bank Agreement.

                  Section 7. The Custodian.

                  Section 7.1 Appointment. The Company hereby appoints and designates the Bank as Custodian for the purposes set forth in this Section 7, and the Bank hereby accepts such appointment.

                  Section 7.2 Set Aside Purchase Notes.

                  (a) The Company is the holder of certain Purchase Notes entered into pursuant to a Purchaser Agreement executed by the respective Investing Partnership. Under the terms of each such Purchase Note and Purchase Agreement, the Company is entitled to assign each Purchase Note and the Company's right to payments of interest thereon and the principal amount thereof. Interest and scheduled payments of principal, where required, shall be paid by the Investing Partnership out of cash flow received from distributions, if any, from the Operating Partnership. Any interest and, where required, scheduled payments of principal payable prior to maturity that are due but unpaid on Purchase Notes shall be deferred until the maturity of that Purchase Note.

                  (b) In order to secure the payment of the Bank's fees and expenses under this Section 7 and the payment of principal of and interest on the Debentures, subject to the terms and conditions of Section 7.6 hereof, the Company hereby grants the Bank a security interest in and assigns to the Bank, for the benefit of the Bank and the owners of Debentures from time to time, all of the Purchase Notes, having an aggregate face value of $12,675,000 and an aggregate balance of principal due at maturity equal to $11,066,000, listed in Exhibit A hereto (the "Set Aside Purchase Notes") issued by the Investing Partnerships listed in Exhibit A hereto, and the proceeds thereof. In order to perfect such security interests, the Company shall deliver to the Bank the Set Aside Purchase Notes. Upon receipt of each Set Aside Purchase Note, the Bank shall execute and deliver to the Company a receipt therefor. Notwithstanding the assignment of the Set Aside Purchase Notes to the Bank, the scheduled payments of principal payable prior to maturity on certain Set Aside Purchase Notes so providing and interest payments on all of the Set Aside Purchase Notes shall be payable directly to the Company until such time as an Event of Default (as defined in Section 7.6 hereof) shall occur and be continuing. The parties hereto confirm that payment of interest under a Set Aside Purchase Note or scheduled payments of principal payable prior to maturity made under the Set Aside Purchase Notes listed in Exhibit A hereto, as requiring such scheduled principal payment, will belong to the Company until such time as an Event of Default shall occur and be continuing. The parties hereto further confirm that (i) any interest and principal on a Set Aside Purchase Note paid at the maturity thereof shall belong to the Company so long as an Event of Default shall not have occurred and be continuing and (ii) any amounts received by the Company from an Operating Partnership or an Investing Partnership as repayment of loans or advances made by the Company shall belong to the Company and will not be used to redeem any portion of the Debentures.

                  (c) The Company shall deliver to the Bank a Consent and Agreement in the form of Exhibit B hereto, executed by each Investing Partnership listed in Exhibit A hereto, under which the Investing Partnership shall (i) consent to the Company's assignment to the Bank of the Investing Partnership's Set Aside Purchase Note, (ii) consent to the Company's delivery of the Investing Partnership's Set Aside Purchase Note to the Bank, and (iii) agree that upon receiving the Bank's notice of an Event of Default that is continuing, the Investing Partnership shall pay all sums due under its Set Aside Purchase Note directly to the Bank. Upon receipt of each such Consent and Agreement, the Bank shall execute and deliver to the Company a receipt therefor.

                  Section 7.3 Purchased Partnership Interests.

                  (a) Each Investing Partnership listed in Exhibit A hereto, in order to secure its payment of the principal of and interest on its Set Aside Purchase Note, has entered into a Purchase Agreement under which the Investing Partnership has granted a security interest in that Investing Partnership's limited partnership interest listed in Exhibit A hereto (a "Purchased Partnership Interest") in a respective Operating Partnership listed in Exhibit A hereto (an "Operating Partnership").

                  (b) In order to secure the payment of the Bank's fees and expenses under this Section 7 and the payment of principal of and interest on the Debentures, subject to the terms and conditions of Section 7.6 hereof, the Company hereby grants the Bank a security interest in and assigns to the Bank, for the benefit of the Bank and the owners of the Debentures from time to time, all of the Company's rights, title and interest in and to each Purchase Agreement listed in Exhibit A hereto, each security interest in a Purchased Partnership Interest created under any such Purchase Agreement, each such Purchased Partnership Interest, each allocation and distribution due and payable or to be made from time to time on such Purchased Partnership Interest, and the proceeds thereof. In order to perfect such security interest, the Company shall deliver to the Bank Financing Statements ("Financing Statements") for execution by the Bank. The Bank shall return promptly those executed Financing Statements for filing by the Company with the appropriate governmental authorities. the Company hereby agrees to deliver to the Bank for execution, from time to time, such additional Financing Statements as must be filed by the Company with such appropriate governmental authorities in order to continue the perfection of such security interest. Notwithstanding the assignments, pursuant to this Section 7.3(b), of the above-mentioned Purchase Agreements, security interests, Purchased Partnership Interests, and due and payable allocations and distributions on Purchased Partnership Interests to the Bank, all allocations and distributions on such Purchased Partnership Interests, if any, in excess of the amounts due and payable by the Investing Partnership on account of principal and interest on their respective Purchase Notes shall be payable directly to the respective Investing Partnership if an event of default shall not have occurred and be continuing under that Investing Partnership's Set Aside Purchase Note and shall be payable directly to the Bank for the benefit of the Bank, subject to
Section 7.5(g) and the owners of the Debentures only if the Bank shall foreclose on the security interest granted pursuant to this Section 7.3(b) pursuant to Section 7.5(e) hereof.

                  (c) The Company shall deliver to the Bank a Consent, Assignment and Agreement in the form of Exhibit C hereto, executed by each Investing Partnership and Operating Partnership listed in Exhibit A hereto, under which the Investing Partnership and Operating Partnership shall (i) consent to the Company's assignment to the Bank, pursuant to Section 7.3(b) hereof, of the Purchase Agreement, security interest in the Purchased Partnership Interest, Purchased Partnership Interest, each allocation and distribution due and payable or to be made from time to time on the Purchased Partnership Interest, and the proceeds thereof; (ii) consent to the Company's delivery of the above-mentioned Financing Statements and the Bank's filing of the Financing Statements from time to time with the appropriate governmental authorities; (iii) assign to the Bank all allocations and distributions which may be due and payable or made from time to time on the Purchased Partnership Interest (subject to the terms and conditions set forth in this Bank Agreement) until all outstanding obligations under the Set Aside Purchase Note which is in default shall have been paid in full (including, without limitation, all costs of collection, reasonable attorney fees and other fees and expenses); and (iv) agree that upon foreclosure of the security interest granted pursuant to Section 7.3(b) hereof, pursuant to Section 7.5(e) hereof, all allocations and distributions on the Purchased Partnership Interest shall be paid directly to the Bank, as the assignee of the Company, regardless of whether the Bank becomes a substituted limited partner in place of the Investing Partnership in the Operating Partnership but subject to the limitations in subparagraph (iii) above. Upon receipt of each such Consent, Assignment and Agreement, the Bank shall execute and deliver to the Company a receipt therefor.

                  Section 7.4  Attachment of Security Interests.

                  Notwithstanding anything to the contrary in this Bank Agreement, each security interest granted by the Company to the Bank under this Section 7 shall become effective and shall attach only upon the Company's delivery to the Bank of the respective Set Aside Purchase Note, and the related Consent and Agreement and Financing Statements pertaining to that Set Aside Purchase Note, the related Consent, Assignment and Agreement and related Financing Statements pertaining to the Purchased Partnership Interest. The Company shall be obligated to deliver to the Bank only those Set Aside Purchase Notes selected by the Company, in its sole discretion, in such an amount that 80% of the aggregate principal balance outstanding at maturity of the Set Aside Purchase Notes equals the principal amount of the Debentures which will be sold at the respective Initial Closing or Additional Closing, together with the Consent and Agreement and Financing Statements pertaining to that Set Aside Purchase Note, the Consent, Assignment and Agreement and related Financing Statements pertaining to the Purchased Partnership Interest.

                  Section 7.5 Duties of the Bank.

                  (a) The Bank shall hold the notes, Agreements and instruments deposited with it for the purposes of this Bank Agreement and for the benefit of the Bank and of the owners of the Debentures from time to time, and shall perform all duties imposed upon it by this Bank Agreement until this Bank Agreement is terminated. The security interests and assignments created by this Bank Agreement and by each Consent, Assignment and Agreement shall automatically terminate when all of the Debentures and all amounts payable to the Bank under this Bank Agreement have been paid in full. Thereupon, the Bank shall return to the Company the Set Aside Purchase Notes deposited with it pursuant to Section 7.2(b) hereof and not previously returned to the Company pursuant to the terms of this Agreement, and shall file with the appropriate governmental authorities indicated by the Company to the Bank Financing Statements delivered by the Company to the Bank recording the termination of the Bank's security interests and assignments granted under this Bank Agreement and each Consent, Assignment and Agreement.

                  (b) Upon the occurrence and continuation of an Event of Default, the Bank shall declare the entire outstanding aggregate principal balance of all the Debentures plus all accrued interest due and immediately payable. In addition, the Bank shall promptly notify each Investing Partnership in writing of the occurrence of such Event of Default in the form included herewith as Exhibit F. Upon receipt of such notice, each Investing Partnership shall (i) make all payments of principal and interest on its respective Set Aside Purchase Note to the Bank.

                  The Bank shall collect all payments received under the foregoing security interests and assignments and apply them for the benefit of the Bank and of the owners of the Debentures firstly to the payment of all costs of collection, secondly to the payment of the Bank's fees and expenses, thirdly to the payment of all accrued interest (including, without limitation, interest accrued after the date of the Event of Default) and next to the repayment of principal of the Debentures, until all amounts due under the Debentures shall have been paid in full together with all costs of collection, fees and expenses.

                  (c) Upon the occurrence and continuation of an Event of Default, the Bank shall be entitled to institute action against the Company to collect payment under the Debentures without any prior requirement to attempt to collect any funds under the Set Aside Purchase Notes or the related Purchased Partnership Interests. In the event that the Company shall default on its payment obligations to the Bank under this Bank Agreement, the Bank shall be entitled to institute action against the Company to collect payment under this Bank Agreement, without any prior requirement to attempt to collect any funds under the Set Aside Purchase Notes or the related Purchased Partnership Interests.

                  (d) Upon the occurrence and continuation of an Event of Default, the Bank, in its discretion, is authorized to, but shall not be required to, proceed in any way legally available to it to liquidate the Set Aside Purchase Notes and the Purchased Partnership Interests (if the Bank shall have foreclosed on such Set Aside Purchase Note pursuant to Section 7.5(e) hereof), in each case, but not limited to, the public or private sale of all or any part thereof upon three (3) days' prior notice to the Company, free and clear of any claim, lien, charge or encumbrance including, without limitation, any right of equity of redemption. The Bank shall apply the proceeds of any such sale firstly to the payment of the expenses of the sale, secondly to the payment of the Bank's fees and expenses, thirdly to the payment of accrued interest including accrued interest from and after the Event of Default, and next to the payment of principal of the Debentures. The Bank shall not be liable to the Company or its affiliates because of any sale or the consequences thereof.

                  (e) While an Event of Default is continuing, if there shall occur or if there shall have occurred and be continuing an event of default under any Set Aside Purchase Note, the Bank shall immediately send written notice of that event of default under that Set Aside Purchase Note to the maker of that Set Aside Purchase Note. If that event of default is continuing after the expiration of the grace period, if any, contained in that Set Aside Purchase Note, the Bank shall immediately foreclose on the security interest in the related Purchased Partnership Interest by notifying the general partner of the related Operating Partnership of the foreclosure. The Bank shall send a notice to the Investing Partnership stating that it is retaining the Purchased Partnership Interest in discharge of the defaulted Set Aside Purchase Note pursuant to Section 9-505 of the Uniform Commercial Code and shall request admission as a substituted limited partner in place of the related Investing Partnership in that Operating Partnership, subject to the limitations set forth in Section 7.3(c)(iii) hereof, and to obtaining previous Multi-family Participation Clearance from the United States Department of Housing and Urban Development ("HUD 2530 Clearance") with respect to that Operating Partnership, if required, in satisfaction of that Set Aside Purchase Note (but not of any Debenture); provided, that during any time period pending obtaining HUD 2530 Clearance, if required, or if HUD 2530 Clearance is required for that Operating Partnership but cannot be obtained, or if the Bank may not be admitted as a substituted limited partner in the Operating Partnership for any reason, the Bank shall nevertheless be entitled to receive all allocations and distributions from that Operating Partnership as the assignee of the Company and this Bank Agreement shall operate as an assignment of such allocations and distributions by the Investing Partnership subject to the limitations set forth in Section 7.3(c)(iii) hereof. In addition, while an Event of Default is continuing, if there shall occur or if there shall have occurred and be continuing an event of default under any Set Aside Purchase Note or under any Partnership Agreement governing the Operating Partnership related to the Purchased Partnership Interest, the Bank shall be authorized to exercise any and all rights and remedies available to it as the holder of the respective Set Aside Purchase Note, the substituted partner or assignee with respect to the Purchased

Partnership Interest in the related Operating Partnership, as well as any other remedy available under law or equity. The Bank shall apply the proceeds of its exercise of the above-mentioned rights and remedies firstly to the payment of all costs of collection, secondly to the payment of the Bank's fees and expenses, thirdly to the payment of all accrued interest (including, without limitation, interest accrued after the date of the Event of Default) and next to repayment of principal of the Debentures, until all amounts due under the Debentures shall have been paid in full together with all costs of collection, fees and expenses.

                  (f) If a default on any payment of principal or interest on a Set Aside Purchase Note shall occur when no Event of Default is continuing, then the Company shall immediately give the Bank notice thereof and upon receiving such notice the Bank shall immediately send written notice of that event of default under that Set Aside Purchase Note to the maker of that Set Aside Purchase Note.

                  (g) If that event of default is continuing after the expiration of the grace period, if any, contained in that Set Aside Purchase Note, the Bank shall immediately foreclose on the security interest in the related Purchased Partnership Interest by notifying the general partner of the related Operating Partnership of such foreclosure. The Bank shall send a notice to the Investing Partnership stating that it is retaining the Purchased Partnership Interest in discharge of the defaulted Set Aside Purchase Note pursuant to Section 9-505 of the Uniform Commercial Code and shall request admission as a substituted limited partner in place of the related Investing Partnership in that Operating Partnership, subject to obtaining HUD 2530 Clearance, if required, in satisfaction of that Set Aside Purchase Note (but not of any Debenture); provided that during any time period pending obtaining HUD 2530 Clearance, if required, or if HUD 2530 Clearance is required for that Operating Partnership but cannot be obtained, the Bank may not be admitted as a substituted limited partner in the Operating Partnership for any reason, the Bank shall be entitled nevertheless to receive all allocations and distributions from that Operating Partnership as the assignee of the Company and this Bank Agreement shall operate as an assignment of such allocations and distributions by the Operating Partnership, subject to the limitations in
Section 7.3(c)(iii) hereof. The Bank shall pay over to the Company any amounts received from the Operating Partnership unless and until an Event of Default shall occur and be continuing. If and when such Event of Default shall occur and be continuing, the Bank shall follow the proceedings specified in this
Section 7.5.

                  (h) The rights and remedies enumerated herein are in addition to and not in lieu of any other right or remedy available to the Bank under law or equity, including, without limitation, rights and remedies available to a secured party under the Uniform Commercial Code; provided, however, that the Bank shall not be entitled to apply the proceeds of the foreclosure of any Set Aside Purchase Note or Purchased Partnership Interest to amounts owing to the Bank or the owners of the Debentures under this Bank Agreement unless an Event of

Default shall occur and be continuing. The Bank shall be entitled to exercise one or more remedies at the same time, all such rights and remedies being cumulative and not mutually exclusive.

                  (i) The Company shall remain liable for any deficiency remaining after the application of proceeds of the foreclosure of any Set Aside Purchase Note or Purchased Partnership Interest collected by the Bank including, but not limited to, all actual costs and expenses of collection (including, without limitation, reasonable attorneys' fees and expenses). If any funds shall remain in the possession of the Bank after the payment of all amounts due under the Debentures, all such costs of collection thereof and all other actual fees and expenses (including without limitation reasonable attorneys' fees and expenses) of the Bank, the Bank shall deliver such remaining funds to the Company. The provisions of this Section 7.5(i) shall survive the termination of this Bank Agreement.

                  Section 7.6 Events of Default.

                  If any of the following events (an "Event of Default") shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                        (i) the Company defaults in the payment of any part of
                  the principal of any Debenture when the same shall become due and payable on June 30, 2004, and such default shall have continued for more than thirty (30) days; or

                       (ii) the Company defaults in the payment of any part of
                  the interest on any Debenture when the same shall become due and payable, and such default shall have continued for more than fifteen (15) days;

then, the Bank, upon instruction by the owners of at least 50% of the principal amount of the Debentures, by notice to the Company, or the owners of at least 75% of the principal amount of the Debentures, by notice to the Company and to the Bank, may declare the entire principal of and accrued interest on all Debentures to become immediately due and payable at par without presentment, demand, protest or other notice of any kind, all of which are waived by the Company.

                  Section 7.7  Sale of Set Aside Purchase Notes.

                  The Company may from time to time while no Event of Default shall have occurred and be continuing arrange the sale of one of more Set Aside Purchase Notes to a third party, subject to the following conditions:

                        (i) The Company shall give prompt written notice
                  thereof to the Bank together with all relevant details of the proposed transaction.

                       (ii) Except as provided herein, the Bank shall receive
                  cash in the amount equal to (x) the sum of 80% of the principal balance due at maturity of the Set Aside Purchase Note being sold and (y) an amount sufficient to pay accrued interest on the pro rata portion of Debentures to be prepaid pursuant to subparagraph (iv) below.

                      (iii) Upon receipt of cash as provided in subparagraph
                  (ii) above, the Bank will apply the proceeds to the pro rata redemption of the Debentures at par plus payment of accrued interest thereon. Thereafter, the Bank shall deliver each Set Aside Purchase Note then sold to the Company, or at the written request of the Company, to the purchaser, together with an assignment of security interest and Purchase Agreement covering the related Purchased Partnership Interest. Subject to Section 8(b) hereof the Bank shall have no liability whatsoever to the purchaser or any party hereto for its actions pursuant to this Section 7.7.

                       (iv) Notwithstanding the above, the first $1,066,000 of
                  proceeds received from the sale of one or more of the Set Aside Purchase Notes or from any other capital transactions effecting one or more Set Aside Purchase Notes, shall belong to the Company and shall not be used to redeem any portion of the Debentures unless so determined by the Company. Upon receiving notice from the Company of such proposed transaction, the Bank shall deliver, if requested by the Company, each Set Aside Purchase Note to be effected by such transaction to the Company, or at the written request of the Company, to the purchaser, together with an assignment of security interest and Purchase Agreement covering the related Purchased Partnership Interest. Subject to Section 8(b) hereof the Bank shall have no liability whatsoever to the purchaser or any party hereto for its actions pursuant to this Section 7.7.

                  Section 7.8 Fees and Expenses. In addition to the administration fee set forth in Section 1.7 hereof, the Bank shall be entitled to compensation for its services under this Section 7 in the amount of $2,500 as an acceptance fee, payable upon execution and delivery of this Bank Agreement; and administrative fees, payable annually on the anniversary date of this Bank Agreement, based upon the aggregate principal amount of outstanding Debentures ten (10) days prior to the anniversary date, in the following amounts:

      $   500,000 to $1,000,000 outstanding.................  $ 2,500
      $ 1,000,001 to $ 2,000,000 outstanding................  $ 3,000
      $ 2,000,001 to $ 3,000,000 outstanding................  $ 4,000
      $ 3,000,001 to $ 4,000,000 outstanding................  $ 5,000
      $ 4,000,001 to $ 5,000,000 outstanding................  $ 6,000
      $ 5,000,001 to $ 6,000,000 outstanding................  $ 7,000
      $ 6,000,001,to $ 7,000,000 outstanding................  $ 8,000
      $ 7,000,001 to $ 8,000,000 outstanding................  $ 9,000

The Company shall reimburse the Bank for its actual out-of-pocket expenses incurred in connection with its obligations pursuant to this Section 7 (including, but not limited to, actual expenses for stationery, postage, telephone, telex, wire transfers, telecopy, retention of records, and the filing of Financing Statements, and reasonable fees and expenses of counsel), payable within ten (10) days after the Bank gives notice to the Company that it incurred such expenses. The obligation to pay such compensation and reimburse such expenses shall be borne solely by the Company. The Set Aside Purchase Notes and the related Purchased Partnership Interests in which the Bank has a security interest will be available to satisfy the Company's payment obligations to the Bank under this Section 7.8 only when an Event of Default has occurred and is continuing. The provisions of this Section 7.8 shall survive the termination of this Bank Agreement.

                  Section 7.9  Substitution of Set Aside Purchase Notes.

                  (a) The Company may from time to time withdraw any one or more of the Set Aside Purchase Notes (a withdrawn Set Aside Purchase Note shall be defined for the purposes herein as the "Withdrawn Set Aside Purchase Note") and replace the Withdrawn Set Aside Purchase Note with any one or more Purchase Notes of which it is the holder (any such Purchase Note shall be defined for the purposes herein as the "New Set Aside Purchase Note") so long as (i) no Event of Default has occurred and is continuing and (ii) the sum of 80% of the aggregate principal balances of the Set Aside Purchase Notes held by the Bank after the Withdrawn Set Aside Purchase Note is withdrawn and the New Set Aside Purchase Note is equal to the principal amount of the Debentures that remain outstanding.

                  (b) In order to effect the substitution described in Section 7.9(a) hereof, the Company shall deliver to the Bank the New Set Aside Purchase Note along with the Consent and Agreement as described in Section 7.2(c) hereof, the Financing Statements pertaining to the New Set Aside Purchase Note, the Consent, Assignment and Agreement as described in Section 7.3(c) hereof, and the related Financing Statements pertaining to the Purchased Partnership Interest that secures such New Set Aside Purchase Note. Upon receiving the New Set Aside Purchase Note, and the related documents described in the preceding sentence, the security interest and assignment created by this Bank Agreement, each Consent and Agreement described in Section 7.2(c) and each Consent, Assignment and Agreement described in Section 7.3(c) hereof each as relates to the Withdrawn Set Aside Purchase Note, shall automatically terminate and shall have no further force or effect. Thereupon, the Bank shall (i) return the Withdrawn Set Aside Purchase Note to the Company, (ii) execute and deliver to the Company an instrument prepared by the Company effecting a release by the Bank of the existing assignment of the security interest and Purchase Agreement covering the related Purchased Partnership Interest, (iii) file with the appropriate governmental authorities indicated by the Company to the Bank, Financing Statements delivered by the Company to the Bank recording the termination of the Bank's security interest and assignment granted under this Bank Agreement, and (iv) return to the Company the Consent and Agreement described in Section 7.2(c) hereof and the Consent, Assignment and Agreement described in Section 7.3(c) hereof, each as relates to such Withdrawn Set Aside Purchase Note. The Company will notify the Debenture holders of the substitution of the Withdrawn Set Aside Purchase Note with the New Set Aside Purchase Note within sixty (60) days thereof and provide those Debenture holders with the information pertaining to the New Set Aside Purchase Note that would have been contained in the Memorandum if the New Set Aside Purchase Note had been included with the Set Aside Purchase Notes described therein.

                  (c) After the substitution of the New Set Aside Purchase Note for the Withdrawn Set Aside Purchase Note, the New Set Aside Purchase Note shall be deemed to be a Set Aside Purchase Note for all purposes as set forth in this Bank Agreement.

                  Section 7.10 Delivery of Set Aside Purchase Notes. The Company shall deliver the Set Aside Purchase Notes together with the Consent, Assignment and Agreement required by Section 7.3(c) hereof, and the Consent and Agreement required by Section 7.2(c) hereof, and the related Financing Statements as follows:

                  (a) Original Set Aside Purchase Notes and related original Set
                      Aside Investor Notes shall be delivered to:

                                    The Bank of New York
                                    1 Wall Street
                                    New York, New York 10286
                                    Attention: Mr. Vincent Nardone,
                                               A.V.P., Security Operation
                                               Free Receive Area, 5th Floor.

                      No less than ten (10) days prior to the delivery by the Company to the Bank of the first Set Aside Purchase Note, the Company shall deliver a schedule in duplicate form of all Set Aside Purchase Notes and Set Aside Investor Notes to the Bank at the address set forth in
                      Section 12 hereof.


                  (b) Copies of each Set Aside Purchase Note together with the
                      Consent, Assignment and Agreement required by Section 7.3(c) hereof, and the Consent and Agreement required by
                      Section 7.2(c) hereof, and the related Financing Statements shall be delivered by the Company to the Bank for execution at the address set forth in Section 12 hereof and promptly returned to Company's counsel at the address as set forth in Section 12 hereof.

                  Section 7.11 Matured Set Aside Purchase Notes. The Bank shall return promptly to the Company matured Set Aside Purchase Notes (the "Matured Set Aside Purchase Notes") after delivery by the Company to the Bank of sufficient funds to make payment of all principal and interest on the Debentures being redeemed pursuant to Section 5.6 hereof. In addition to the return of those Matured Set Aside Purchase Notes, the Bank shall (i) execute and deliver to the Company an instrument prepared by the Company effecting a release by the Bank of the existing assignment of the security interest and Purchase Agreement covering the related Purchased Partnership Interest, (ii) file with the appropriate governmental authorities indicated by the Company, financing statements delivered by the Company to the Bank recording the termination of the Bank's security interest and assignment granted under this Bank Agreement and (iii) return to the Company the Consent and Agreement described in Section 7.2(c) hereof and the Consent, Assignment and Agreement described in Section 7.3(c) hereof, each as relates to such Matured Set Aside Purchase Note.

                  Section 8. Other Rights and Duties of Bank.

                  (a) The Bank need exercise only those rights and need perform only those duties that are contemplated or specifically set forth in this Bank Agreement and no others.

                  (b) Notwithstanding anything herein to the contrary, the Bank may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct except that

                        (i) This paragraph does not limit the effect of paragraph (a) of this Section.

                       (ii) The Bank shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a notice received by it pursuant to the subscription agreements executed by the Purchasers in connection with the purchase of the Debentures.

                  (c) The Bank may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Bank need not investigate any fact or matter stated in the document.

                  (d) Before the Bank acts or refrains from acting, it may require an officer's certificate or an opinion of counsel. The Bank shall not be liable for any action it takes or omits to take in good faith in reliance on the certificate or opinion.

                  (e) The Bank may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  Section 9. No Representations. The Bank makes no representation as to the validity or adequacy of this Bank Agreement or the Debentures, or any Set Aside Purchase Note or Purchased Partnership Interest, in which the Bank has a security interest, or any Financing Statement delivered to it by the Company or the Bank's filing of any such Financing Statement with any governmental authority; it shall not be accountable for the Company's use of the proceeds from the Debentures and it shall not be responsible for any statement in the Memorandum or in the Debentures other than its authentication.

                  Section 10. Indemnification. The Company shall indemnify, defend and hold the Bank harmless from and against any and all loss, damage, liability, claim and expense, including taxes (other than taxes based on the income of the Bank) incurred by the Bank arising out of or in connection with its acceptance or performance of its obligations under this Bank Agreement, including the legal costs and expenses of defending itself against any claim or liability in connection with its performance under this Bank Agreement. The Bank shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Bank shall cooperate in the defense. The Bank may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Bank through gross negligence or bad faith. The provisions of this Section 10 shall survive the termination of this Bank Agreement.

                  Section 11.  Replacement of Bank.

                  (a) A resignation or removal of the Bank and appointment of a successor bank shall become effective only upon the successor bank's acceptance of appointment as provided in this Section 11.

                  (b) The Bank may resign by so notifying the Company. The Company may remove the Bank if:

                        (i) the Bank is adjudged a bankrupt or an insolvent;

                       (ii) a receiver or public officer takes charge of the
                  Bank or its property; or

                      (iii) the Bank becomes incapable of acting.

                  (c) (i) If the Bank resigns or is removed, the Company shall promptly appoint a successor bank.

                       (ii) A successor bank shall deliver a written
                  acceptance of its appointment to the retiring Bank and the Company. Thereupon the resignation or removal of the retiring Bank shall become effective and the successor bank shall have all the rights, powers and duties of the Bank under this Bank Agreement. The successor bank shall mail a notice of its succession to Debenture owners. Upon payment to the retiring Bank of all amounts owed to it under this Bank Agreement, the retiring Bank shall promptly transfer all property held by it under the terms of this Bank Agreement.

                  (d) If the Bank consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor bank.

                  Section 12. Notices. All notices and other communications pursuant to this Bank Agreement shall be in writing, subject to the terms of
Section 1.6 hereof, and shall be delivered by hand or sent by registered, certified, return receipt requested, or first class mail, or by facsimile, confirmed by writing, delivered by hand or sent by registered or certified mail, return receipt requested, delivered or sent on the date of the facsimile, addressed as follows:

                  (a)      If to the Company:

                           Grand Court Lifestyles, Inc.
                           One Executive Drive
                           Fort Lee, New Jersey  07024
                           Facsimile Number: (201) 947-6663
                           Attention: Keith E. Marlowe

                           With a copy to:

                           Reid & Priest LLP
                           40 West 57th Street
                           New York, New York  10019
                           Facsimile Number: (212) 603-2298
                           Attention: Michele R. Jawin, Esq.

                  (b)      If to Debenture owners:

                           At the addresses of the registered owners appearing in the register maintained by the Bank.

                  (c)      If to Bank:

                           The Bank of New York
                           101 Barclay Street
                           New York, New York  10286
                           Facsimile Number: (212) 815-5999
                           Attention: Mark Walsh,
                                      Trustee Administration

or at such other address as a party shall have last furnished to the other parties hereto in writing. Any notice provided for herein shall be deemed to have been given on the date of the receipt of the notice by hand delivery or of the facsimile or the third Business Day after the date of mailing, certified mail, return receipt requested.

                  Section 13. Choice of Law. This Bank Agreement shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

                  Section 14. Prior Agreements; Amendment. This Bank Agreement, together with each Consent and Agreement and each Consent, Assignment and Agreement referred to in Section 7 hereof, sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, contracts, promises, representations, warranties, statements, arrangements and understandings, if any, among the parties hereto or their representatives with respect to the subject matter hereof. No waiver, modification or amendment of any provision, term or condition hereto shall be valid unless in writing and signed by all parties hereto, and any such waiver, modification or amendment shall be valid only to the extent therein set forth.

                  Section 15. Successors. This Bank Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  Section 16. Enforceability. Any provision of this Bank Agreement which may by determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 17. Counterparts. This Bank Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  Section 18. Use of The Bank of New York Name.

                  (a) No printed or other material in any language, including prospectuses, notices, reports, and promotional materials which mentions The Bank of New York by name or the rights, powers, or duties of the Bank under this Bank Agreement shall be issued by any of the other parties hereto, or on such party's behalf, without the prior written consent of The Bank of New York.

                  (b) Notwithstanding the above, the Bank hereby consents to the use of its name and its rights, powers and duties under this Bank Agreement in the Memorandum and any notices and reports required under applicable Federal and state securities laws in connection therewith. In addition, the Bank hereby consents to the use of its name and its rights, powers, and duties under this Bank Agreement in the promotional material included herewith as Exhibit F.

                  Section 19. Definitions. All terms used in this Bank Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Memorandum.

                  IN WITNESS WHEREOF, the parties hereto have executed this Bank Agreement as of the date first above written.

GRAND COURT LIFESTYLES, INC.


By:  /s/ Lisa Bertschinger
  -----------------------------------
     Title:  Vice President


THE BANK OF NEW YORK


By:  /s/ Mark G. Walsh
  -----------------------------------
     Title:  Assistant Vice President

                                                                       EXHIBIT A
                                                               to Bank Agreement


1. (a) Investing Partnership: Troost Associates, a New Jersey limited partnership

    (b) Operating Partnership: Eleanor Apts., Ltd., a Missouri limited partnership

    (c)  Set Aside Purchase Note:

          (i)   Principal Amount:                     $62,500

         (ii)   Date of Issue:                        September 30, 1982

        (iii)   Original Maturity Date:               December 31, 1996

         (iv)   Extended Maturity
                Date:                                 May 31, 2004

          (v)   Annual Payment of
                Principal:                            NOT REQUIRED

         (vi)   Total Payments of Principal
                deemed made as of
                June 30, 1997:                        NOT APPLICABLE

        (vii)   Total Scheduled Principal
                Payments Prior to
                Maturity:                             NOT APPLICABLE

       (viii)   Balance of Principal
                Due at Maturity:                      $62,500

         (ix)   Accrued and Unpaid Interest
                as of December 31, 1996:              0

    (d) Security Agreement: Purchase Agreement, dated September 30, 1982, by and among John Luciani, Bernard M. Rodin, Woodlands Associates and Realty Executive Associates ("Sellers") and Troost Associates, Center Associates, Grand Associates, and Missouri Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

    (e) Purchased Partnership Interest: 24.25% limited partnership interest in the Operating Partnership

2. (a) Investing Partnership: Center Associates, a New Jersey limited partnership

    (b) Operating Partnership: Eleanor Apts., Ltd., a Missouri limited partnership

    (c)  Set Aside Purchase Note:

          (i)   Principal Amount:                     $62,500

         (ii)   Date of Issue:                        September 30, 1982

        (iii)   Original Maturity Date:               December 31, 1996

         (iv)   Extended Maturity
                Date:                                 May 31, 2004

          (v)   Annual Payment of
                Principal:                            NOT REQUIRED

         (vi)   Total Payments of Principal
                deemed made as of
                June 30, 1997:                        NOT APPLICABLE

        (vii)   Total Scheduled Principal
                Payments Prior to Maturity:           NOT APPLICABLE

       (viii)   Balance of Principal
                Due at Maturity:                      $62,500

         (ix)   Accrued and Unpaid Interest
                as of December 31, 1996:              0

    (d) Security Agreement: Purchase Agreement, dated September 30, 1982, by and among John Luciani, Bernard M. Rodin, Woodlands Associates and Realty Executive Associates ("Sellers" and Troost Associates, Center Associates, Grand Associates, and Missouri Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

    (e) Purchased Partnership Interest: 24.25% limited partnership interest in the Operating Partnership

3. (a) Investing Partnership: Grand Associates,, a New Jersey limited partnership

    (b) Operating Partnership: Eleanor Apts., Ltd., a Missouri limited partnership

    (c)  Set Aside Purchase Note:

          (i)  Principal Amount:                      $62,500

         (ii)  Date of Issue:                         September 30, 1982

        (iii)  Original Maturity Date:                December 31, 1996

         (iv)  Extended Maturity
               Date:                                  May 31, 2004

          (v)  Annual Payment of Principal:           NOT REQUIRED

         (vi)  Total Payments of Principal
               deemed made as of
               June 30, 1997:                         NOT APPLICABLE

        (vii)  Total Scheduled Principal
               Payments Prior to Maturity:            NOT APPLICABLE

       (viii)  Balance of Principal
               Due at Maturity:                       $62,500

         (ix)  Accrued and Unpaid Interest
               as of December 31, 1996:               0

    (d) Security Agreement: Purchase Agreement, dated September 30, 1982, by and among John Luciani, Bernard M. Rodin, Woodlands Associates and Realty Executive Associates ( "Sellers" ) and Troost Associates, Center Associates, Grand Associates and Missouri Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

    (e) Purchased Partnership Interest: 24.25% limited partnership interest in the Operating Partnership

4. (a) Investing Partnership: Missouri Associates, a New Jersey limited partnership

    (b) Operating Partnership: Eleanor Apts., Ltd., a Missouri limited partnership

    (c)  Set Aside Purchase Note:

          (i)   Principal Amount:                     $62,500

         (ii)   Date of Issue:                        September 30, 1982

        (iii)   Original Maturity Date:               December 31, 1996

         (iv)   Extended Maturity
                Date:                                 May 31, 2004

          (v)   Annual Payment of
                Principal:                            NOT REQUIRED

         (vi)   Total Payments of Principal
                deemed made as of
                June 30, 1997:                        NOT APPLICABLE

        (vii)   Total Scheduled Principal
                Payments Prior to Maturity:           NOT APPLICABLE

       (viii)   Balance of Principal Due
                at Maturity:                          $62,500

         (ix)   Accrued and Unpaid Interest
                as of December 31, 1996:              0

    (d) Security Agreement: Purchase Agreement, dated September 30, 1982, by and among John Luciani, Bernard M. Rodin, Woodlands Associates and Realty Executive Associates ("Sellers") and Troost Associates, Center Associates, Grand Associates and Missouri Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

    (e) Purchased Partnership Interest: 24.25% limited partnership interest in the Operating Partnership

5. (a) Investing Partnership: Brushcreek Associates, a New Jersey limited partnership

    (b) Operating Partnership: Sunny Slope Apartments, Ltd., a Missouri limited partnership

    (c)  Set Aside Purchase Note:

          (i)  Principal Amount:                      $72,500

         (ii)  Date of Issue:                         July 30, 1982

        (iii)  Original Maturity Date:                December 31, 1996

         (iv)  Extended Maturity
               Date:                                  May 31, 2004

          (v)  Annual Payment of
               Principal:                             NOT REQUIRED

         (vi)  Total Payments of Principal
               deemed made as of
               June 30, 1997:                         NOT APPLICABLE

        (vii)  Total Scheduled Principal
               Payments Prior to Maturity:            NOT APPLICABLE

       (viii)  Balance of Principal
               Due at Maturity:                       $72,500

         (ix)  Accrued and Unpaid Interest
               as of December 31, 1996:               0

    (d) Security Agreement: Purchase Agreement, dated July 30, 1982, by and among John Luciani, Bernard M. Rodin, Woodlands Associates and Realty Executive Associates ("Sellers") and Brushcreek Associates, Llewellyn Associates, Logan Place Associates and Jason Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

    (e) Purchased Partnership Interest: 24.25% limited partnership interest in the Operating Partnership

6. (a) Investing Partnership: Llewellyn Associates, a New Jersey limited partnership

    (b) Operating Partnership: Sunny Slope Apartments, Ltd., a Missouri limited partnership

    (c)  Set Aside Purchase Note:

          (i)  Principal Amount:                      $72,500

         (ii)  Date of Issue:                         July 30, 1982

        (iii)  Original Maturity Date:                December 31, 1996

         (iv)  Extended Maturity
               Date:                                  May 31, 2004

          (v)  Annual Payment of
               Principal:                             NOT REQUIRED

         (vi)  Total Payments of Principal
               deemed made as of
               June 30, 1997:                         NOT APPLICABLE

        (vii)  Total Scheduled Principal
               Payments Prior to Maturity:            NOT APPLICABLE

       (viii)  Balance of Principal
               Due at Maturity:                       $72,500

         (ix)  Accrued and Unpaid Interest
               as of December 31, 1996:               0

    (d) Security Agreement: Purchase Agreement, dated July 30, 1982, by and among John Luciani, Bernard M. Rodin, Woodlands Associates and Realty Executive Associates ("Sellers") and Brushcreek Associates, Llewellyn Associates, Logan Place Associates and Jason Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

    (e) Purchased Partnership Interest: 24.25% limited partnership interest in the Operating Partnership

7. (a) Investing Partnership: Logan Place Associates, a New Jersey limited partnership

    (b) Operating Partnership: Sunny Slope Apartments, Ltd., a Missouri limited partnership

    (c)  Set Aside Purchase Note:

          (i)  Principal Amount:                      $72,500

         (ii)  Date of Issue:                         July 30, 1982

        (iii)  Original Maturity Date:                December 31, 1996

         (iv)  Extended Maturity
               Date:                                  May 31, 2004

          (v)  Annual Payment of
               Principal:                             NOT REQUIRED

         (vi)  Total Payments of Principal
               deemed made as of
               June 30, 1997:                         NOT APPLICABLE

        (vii)  Total Scheduled Principal
               Payments Prior to Maturity:            NOT APPLICABLE

       (viii)  Balance of Principal
               Due at Maturity:                       $72,500

         (ix)  Accrued and Unpaid Interest
               as of December 31, 1996:               0

    (d) Security Agreement: Purchase Agreement, dated July 30, 1982, by and among John Luciani, Bernard M. Rodin, Woodlands Associates and Realty Executive Associates ("Sellers") and Brushcreek Associates, Llewellyn Associates, Logan Place Associates and Jason Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

    (e) Purchased Partnership Interest: 24.25% limited partnership interest in the Operating Partnership

8. (a) Investing Partnership: Jason Associates, a New Jersey limited partnership

    (b) Operating Partnership: Sunny Slope Apartments, Ltd., a Missouri limited partnership

    (c)  Set Aside Purchase Note:

          (i)   Principal Amount:                     $72,500

         (ii)   Date of Issue:                        July 30, 1982

        (iii)   Original Maturity Date:               December 31, 1996

         (iv)   Extended Maturity
                Date:                                 May 31, 2004

          (v)   Annual Payment of
                Principal:                            NOT REQUIRED

         (vi)   Total Payments of Principal
                deemed made as of
                June 30, 1997:                        NOT APPLICABLE

        (vii)   Total Scheduled Principal
                Payments Prior to Maturity:           NOT APPLICABLE

       (viii)   Balance of Principal
                Due at Maturity:                      $72,500

         (ix)   Accrued and Unpaid Interest
                as of December 31, 1996:              0

    (b) Security Agreement: Purchase Agreement, dated July 30, 1982, by and among John Luciani, Bernard M. Rodin, Woodlands Associates and Realty Executive Associates ("Sellers") and Brushcreek Associates, Llewellyn Associates, Logan Place Associates and Jason Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

    (c) Purchased Partnership Interest: 24.25% limited partnership interest in the Operating Partnership

9. (a) Investing Partnership: Kansas Associates, a New Jersey limited partnership

    (b)  Operating Partnership: Jewel Crest, Ltd., a Kansas limited partnership

    (c)  Set Aside Purchase Note:

          (i)  Principal Amount:                      $100,000

         (ii)  Date of Issue:                         November 3, 1982

        (iii)  Original Maturity Date:                December 31, 1996

         (iv)  Extended Maturity
               Date:                                  May 31, 2004

          (v)  Annual Payment of
               Principal:                             NOT REQUIRED

         (vi)  Total Payments of Principal
               deemed made as of
               June 30, 1997:                         NOT APPLICABLE

        (vii)  Total Scheduled Principal
               Payments Prior to Maturity:            NOT APPLICABLE

       (viii)  Balance of Principal
               Due at Maturity:                       $100,000

         (ix)  Accrued and Unpaid Interest
               as of December 31, 1996:               0

    (d) Security Agreement: Purchase Agreement, dated November 3, 1982, by and among John Luciani, Bernard M. Rodin, Woodlands Associates and Realty Executive Associates ("Sellers") and Kansas Associates, Wyandotte Associates, Worth Associates and Cipal Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

    (e) Purchased Partnership Interest: 24.25% limited partnership interest in the Operating Partnership

10. (a) Investing Partnership: Wyandotte Associates, a New Jersey limited partnership

     (b)  Operating Partnership: Jewel Crest, Ltd., a Kansas limited partnership

     (c)  Set Aside Purchase Note:

           (i)   Principal Amount:                    $100,000

          (ii)   Date of Issue:                       November 3, 1982

         (iii)   Original Maturity Date:              December 31, 1996

          (iv)   Extended Maturity
                 Date:                                May 31, 2004

           (v)   Annual Payment of
                 Principal:                           NOT REQUIRED

          (vi)   Total Payments of Principal
                 deemed made as of
                 June 30, 1997:                       NOT APPLICABLE

         (vii)   Total Scheduled Principal
                 Payments Prior to Maturity:          NOT APPLICABLE

        (viii)   Balance of Principal
                 Due at Maturity:                     $100,000

          (ix)   Accrued and Unpaid Interest
                 as of December 31, 1996:             0

     (d) Security Agreement: Purchase Agreement, dated November 3, 1982, by and among John Luciani, Bernard M. Rodin, Woodlands Associates and Realty Executive Associates ("Sellers") and Kansas Associates, Wyandotte Associates, Worth Associates and Cipal Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

     (e) Purchased Partnership Interest: 24.25% limited partnership interest in the Operating Partnership

11. (a) Investing Partnership: Worth Associates, a New Jersey limited partnership

     (b) Operating Partnership: Jewel Crest, Ltd., a Kansas limited partnership

     (c) Set Aside Purchase Note:

           (i)  Principal Amount:                     $100,000

          (ii)  Date of Issue:                        November 3, 1982

         (iii)  Original Maturity Date:               December 31, 1996

          (iv)  Extended Maturity
                Date:                                 May 31, 2004

           (v)  Annual Payment of
                Principal:                            NOT REQUIRED

          (vi)  Total Payments of Principal
                deemed made as of
                June 30, 1997:                        NOT APPLICABLE

         (vii)  Total Scheduled Principal
                Payments Prior to Maturity:           NOT APPLICABLE

        (viii)  Balance of Principal
                Due at Maturity:                      $100,000

          (ix)  Accrued and Unpaid Interest
                as of December 31, 1996:              0

     (d) Security Agreement: Purchase Agreement, dated November 3, 1982, by and among John Luciani, Bernard M. Rodin, Woodlands Associates and Realty Executive Associates ("Sellers") and Kansas Associates, Wyandotte Associates, Worth Associates and Cipal Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

     (e) Purchased Partnership Interest: 24.25% limited partnership interest in the Operating Partnership

12. (a) Investing Partnership: Cipal Associates, a New Jersey limited partnership

     (b) Operating Partnership: Jewel Crest, Ltd., a Kansas limited partnership

     (c) Set Aside Purchase Note:

           (i)  Principal Amount:                     $100,000

          (ii)  Date of Issue:                        November 3, 1982

         (iii)  Original Maturity Date:               December 31, 1996

          (iv)  Extended Maturity
                Date:                                 May 31, 2004

           (v)  Annual Payment of
                Principal:                            NOT REQUIRED

          (vi)  Total Payments of Principal
                deemed made as of
                June 30, 1997:                        NOT APPLICABLE

         (vii)  Total Scheduled Principal
                Payments Prior to Maturity:           NOT APPLICABLE

        (viii)  Balance of Principal
                Due at Maturity:                      $100,000

          (ix)  Accrued and Unpaid Interest
                as of December 31, 1996:              0

     (d) Security Agreement: Purchase Agreement, dated November 3, 1982, by and among John Luciani, Bernard M. Rodin, Woodlands Associates and Realty Executive Associates ("Sellers") and Kansas Associates, Wyandotte Associates, Worth Associates and Cipal Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

     (e) Purchased Partnership Interest: 24.25% limited partnership interest in the Operating Partnership

13. (a) Investing Partnership: Millville Associates-I, a New Jersey limited partnership

     (b) Operating Partnership: BOS Associates, a New Jersey limited partnership

     (c) Set Aside Purchase Note:

           (i)   Principal Amount:                    $495,000

          (ii)   Date of Issue:                       May 12, 1982

         (iii)   Original Maturity Date:              December 31, 1996

          (iv)   Extended Maturity
                 Date:                                May 31, 2004

           (v)   Annual Payment of
                 Principal:                           NOT REQUIRED

          (vi)   Total Payments of Principal
                 deemed made as of
                 June 30, 1997:                       $95,000

         (vii)   Total Scheduled Principal
                 Payments Prior to Maturity:          $95,000

        (viii)   Balance of Principal
                 Due at Maturity:                     $400,000

          (ix)   Accrued and Unpaid Interest
                 as of December 31, 1996:             $285,171

     (d) Security Agreement: Purchase Agreement, dated May 12, 1982, by and among John Luciani, Bernard M. Rodin, Harold Bobroff, Alfred Olonoff and Herbert L. Scharf ("Sellers"), and BOS Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

     (e) Purchased Partnership Interest: 24.75% limited partnership interest in the Operating Partnership

14. (a) Investing Partnership: Millville Associates-II, a New Jersey limited partnership

     (b) Operating Partnership: BOS Associates, a New Jersey limited partnership

     (c) Set Aside Purchase Note:

           (i)   Principal Amount:                    $495,000

          (ii)   Date of Issue:                       May 12, 1982

         (iii)   Original Maturity Date:              December 31, 1996

          (iv)   Extended Maturity
                 Date:                                May 31, 2004

           (v)   Annual Payment of
                 Principal:                           NOT REQUIRED

          (vi)   Total Payments of Principal
                 deemed made as of
                 June 30, 1997:                       $95,000

         (vii)   Total Scheduled Principal
                 Payments Prior to Maturity           $95,000

        (viii)   Balance of Principal
                 Due at Maturity:                     $400,000

          (ix)   Accrued and Unpaid Interest
                 as of December 31, 1996:             $285,171

     (d) Security Agreement: Purchase Agreement, dated May 12, 1982, by and among John Luciani, Bernard M. Rodin, Harold Bobroff, Alfred Olonoff and Herbert L. Scharf ("Sellers"), and BOS Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

     (e) Purchased Partnership Interest: 24.75% limited partnership interest in the Operating Partnership

15. (a) Investing Partnership: Millville Associates-III, a New Jersey limited partnership

     (b) Operating Partnership  BOS Associates, a New Jersey limited partnership

     (c) Set Aside Purchase Note:

           (i)   Principal Amount:                    $495,000

          (ii)   Date of Issue:                       May 12, 1982

         (iii)   Original Maturity Date:              December 31, 1996

          (iv)   Extended Maturity
                 Date:                                May 31, 2004

           (v)   Annual Payment of
                 Principal:                           NOT REQUIRED

          (vi)   Total Payments of Principal
                 deemed made as of
                 June 30, 1997:                       $95,000

         (vii)   Total Scheduled Principal
                 Payments Prior to Maturity:          $95,000

        (viii)   Balance of Principal
                 Due at Maturity:                     $400,000

          (ix)   Accrued and Unpaid Interest
                 as of December 31, 1996:             $285,171

     (d) Security Agreement: Purchase Agreement, dated May 12, 1982, by and among John Luciani, Bernard M. Rodin, Harold Bobroff, Alfred Olonoff and Herbert L. Scharf ("Sellers"), and BOS Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

     (e) Purchased Partnership Interest: 24.75% limited partnership interest in the Operating Partnership

16. (a) Investing Partnership: Millville Associates-IV, a New Jersey limited partnership

     (b) Operating Partnership: BOS Associates, a New Jersey limited partnership

     (c) Set Aside Purchase Note:

           (i)   Principal Amount:                    $495,000

          (ii)   Date of Issue:                       May 12, 1982

         (iii)   Original Maturity Date:              December 31, 1996

          (iv)   Extended Maturity
                 Date:                                May 31, 2004

           (v)   Annual Payment of
                 Principal:                           NOT REQUIRED

          (vi)   Total Payments of Principal
                 deemed made as of
                 June 30, 1997:                       $95,000

         (vii)   Total Scheduled Principal
                 Payments Prior to Maturity:          $95,000

        (viii)   Balance of Principal
                 Due at Maturity:                     $400,000

          (ix)   Accrued and Unpaid Interest
                 as of December 31, 1996:             $285,171

     (d) Security Agreement: Purchase Agreement, dated May 12, 1982, by and among John Luciani, Bernard M. Rodin, Harold Bobroff, Alfred Olonoff and Herbert L. Scharf ("Sellers"), and BOS Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

     (e) Purchased Partnership Interest: 24.75% limited partnership interest in the Operating Partnership

17. (a) Investing Partnership: Vine Hill Associates, a New Jersey limited partnership

     (b) Operating Partnership: Walnut Associates, a New Jersey limited partnership

     (c) Set Aside Purchase Note:

           (i)   Principal Amount:                    $1,920,000

          (ii)   Date of Issue:                       December 29, 1982

         (iii)   Original Maturity Date:              December 31, 1996

          (iv)   Extended Maturity
                 Date:                                May 31, 2004

           (v)   Annual Payment of
                 Principal:                           $20,000

          (vi)   Total Payments of Principal
                 deemed made as of
                 June 30, 1997:                       $48,000

         (vii)   Total Scheduled Principal
                 Payments Prior to Maturity:          $260,000

        (viii)   Balance of Principal
                 Due at Maturity:                     $1,660,000

          (ix)   Accrued and Unpaid Interest
                 as of December 31, 1996:             $2,448,566

     (d) Security Agreement: Purchase Agreement, dated December 29, 1982, by and among John Luciani, Bernard M. Rodin, Robert Brodsky, Peter Hopf, Richard Adler, Arthur Barchenko, Robert Frankel and Donald Gillin ("Sellers") and Walnut Associates (Sellers respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

     (e) Purchased Partnership Interest: 99% limited partnership interest in the Operating Partnership

18. (a) Investing Partnership: Delaware River Associates, a New Jersey limited partnership

     (b) Operating Partnership: Bethlehem Associates, a New Jersey limited partnership

     (c) Set Aside Purchase Note:

           (i)   Principal Amount:                    $2,200,000

          (ii)   Date of Issue:                       October 25, 1982

         (iii)   Original Maturity Date:              December 31, 1996

          (iv)   Extended Maturity
                 Date:                                May 31, 2004

           (v)   Annual Payment of
                 Principal:                           NOT REQUIRED

          (vi)   Total Payments of Principal
                 deemed made as of
                 June 30, 1997:                       $420,000

         (vii)   Total Scheduled Principal
                 Payments Prior to Maturity:          $420,000

        (viii)   Balance of Principal
                 Due at Maturity:                     $1,780,000

          (ix)   Accrued and Unpaid Interest
                 as of December 31, 1996:             $1,292,267

     (d) Security Agreement: Purchase Agreement, dated October 25, 1982, by and among John luciani, Bernard M. Rodin, William Goldberg, Irving Weis, Jack Ortman, Jerry Blickman, William Nelkin and Robert Nelson ("Sellers") and Delaware Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

     (e) Purchased Partnership Interest: 99% limited partnership interest in the Operating Partnership

19. (a) Investing Partnership Woodlands Associates, a New Jersey limited partnership

     (b) Operating Partnership: Fawn Ridge Apts., Ltd., a Texas limited partnership

     (c) Set Aside Purchase Note:

           (i)   Principal Amount:                    $2,785,000

          (ii)   Date of Issue:                       December 21, 1982

         (iii)   Original Maturity Date:              December 31, 1996

          (iv)   Extended Maturity
                 Date:                                May 31, 2004

           (v)   Annual Payment of
                 Principal:                           NOT REQUIRED

          (vi)   Total Payments of Principal
                 deemed made as of
                 June 30, 1997:                       NOT APPLICABLE

         (vii)   Total Scheduled Principal
                 Payments Prior to Maturity:          NOT APPLICABLE

        (viii)   Balance of Principal
                 Due at Maturity:                     $2,785,000

          (ix)   Accrued and Unpaid Interest
                 as of December 31, 1996:             $2,849,207

     (d) Security Agreement: Purchase Agreement, dated December 21, 1982, by and among John Luciani, Bernard M. Rodin, John Luciani III, J&B
         Management Corp., Barbara H. Freitag, Harvey Realty Company, Harvey
         R. Heller, James Heller, Seymour A. Heller and Tangelo Associates ("Sellers") and Woodlands Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

     (e) Purchased Partnership Interest: 99% limited partnership interest in the Operating Partnership

20. (a) Investing Partnership: Wilkes Barre Associates, a New Jersey limited partnership

     (b) Operating Partnership: Hanover Associates, Ltd., a New York limited partnership

     (c) Set Aside Purchase Note:

           (i)   Principal Amount:                    $2,850,000

          (ii)   Date of Issue:                       December 29, 1982

         (iii)   Original Maturity Date:              December 31, 1996

          (iv)   Extended Maturity
                 Date:                                May 31, 2004

           (v)   Annual Payment of
                 Principal:                           NOT REQUIRED

          (vi)   Total Payments of Principal
                 deemed made as of
                 June 30, 1997:                       $550,000

         (vii)   Total Scheduled Principal
                 Payments Prior to Maturity:          $550,000

        (viii)   Balance of Principal
                 Due at Maturity:                     $2,300,000

          (ix)   Accrued and Unpaid Interest
                 as of December 31, 1996:             $1,660,241

     (d) Security Agreement: Purchase Agreement, dated October 29, 1982, by and among John Luciani, Bernard M. Rodin, Alan Underberg, Manuel Goldman, Andrew Greenstein, Irving Kessler, Bradley Schwartz, Herman Schwartz, Theodore Ellenoff, Charles August, Harry Goldman and Lois Ellenoff ("Sellers") and Hanover Associates (Sellers' respective rights and interests under the Security Agreement have been transferred and assigned to Grand Court Lifestyles, Inc.).

     (e) Purchased Partnership Interest: 99% limited partnership interest in the Operating Partnership

                                                                     EXHIBIT B
                                                               TO BANK AGREEMENT


                        [Form of Consent and Agreement]

                             CONSENT AND AGREEMENT

                         [pursuant to Section 7.2(c)]


                  THIS CONSENT AND AGREEMENT, dated as of ______________, 19__, is by and between [name of Investing Partnership] (the "Investing Partnership"), Grand Court Lifestyles, Inc. (the "Company"), and The Bank of New York (the "Bank").

                             W I T N E S S E T H:

                  WHEREAS, the Company and the Bank have entered into that certain Bank Agreement of even date herewith (the "Bank Agreement"); and

                  WHEREAS, Section 7.2(c) of the Bank Agreement provides for the execution of this Consent and Agreement by the parties hereto;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby convent and agree as follows:

                  Section 1. Consents. The Investing Partnership hereby consents to (i) the Company's assignment to the Bank, pursuant to Section 7.2(c) of the Bank Agreement, of the Investing Partnership's Set Aside Purchase Note; and (ii) The Company's delivery of the Investing Partnership's Set Aside Purchase Note to the Bank. The Bank hereby acknowledges that interest may be deferred until the maturity of that Set Aside Purchase Note.

                  Section 2. Agreements. The Investing Partnership hereby agrees that upon receiving the Bank's notice of an Event of Default, the Investing Partnership shall pay all sums due under its Set Aside Purchase Note directly to the Bank.

                  Section 3. Notices. All notices and other communications pursuant or relating to this Consent and Agreement shall be in writing and shall be delivered by hand or sent by registered or certified mail, return receipt requested, or by facsimile, confirmed by writing delivered by hand or sent by registered or certified mail, return receipt requested, delivered or sent on the date of the facsimile, addressed as follows:

                           (a)      If to the Investing Partnership:

                                    _______________________________

                                    _______________________________

                                    _______________________________

                           (b)      If to the Company:

                                    Grand Court Lifestyles, Inc.
                                    One Executive Drive
                                    Fort Lee, New Jersey  07024
                                    Facsimile Number:  (201) 947-6663
                                    Attention: Keith E. Marlowe

                           With a copy to:

                                    Reid & Priest LLP
                                    40 West 57th Street
                                    New York, New York  10019
                                    Facsimile Number:  (212) 603-2298
                                    Attention: Michele R. Jawin, Esq.

                           If to Bank:

                                    The Bank of New York
                                    101 Barclay Street
                                    New York, New York 10286
                                    Facsimile Number:  (212) 815-5999
                                    Attention: Mark Walsh,
                                               Trustee Administration

or at such other address as a party shall have last furnished to the other parties hereto in writing. Any notice provided for herein shall be deemed to have been given on the date of the receipt of the notice by hand delivery or of the facsimile or the third Business Day after the date of mailing, certified mail, return receipt requested.

                    Section 4. Choice of Law. This Consent and Agreement shall be governed by the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

                    Section 5. Successors. This Consent and Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                    Section 6. Counterparts. This Consent and Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                    Section 7. Definitions. All terms used in this Consent and Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Bank Agreement.

                    IN WITNESS WHEREOF, the parties hereto have executed this Consent and Agreement as of the date first above written.


                                     [Name of Investing Partnership]


                                     By:
                                        -------------------------------------

                                              GRAND COURT LIFESTYLES, INC.


                                     By:
                                        -------------------------------------
                                        Title:


                                     THE BANK OF NEW YORK


                                     By:
                                        -------------------------------------
                                        Title:

                                                                    EXHIBIT C
                                                               TO BANK AGREEMENT


                  [Form of Consent, Assignment and Agreement]

                       CONSENT, ASSIGNMENT AND AGREEMENT

                          [pursuant to Section 7.3(c)


                  THIS CONSENT, ASSIGNMENT AND AGREEMENT, dated as of ___________, 19__, is by and among [name of Investing Partnership] (the "Investing Partnership") [name of Operating Partnership] (the "Operating Partnership"), Grand Court Lifestyles, Inc. ("The Company"), and The Bank of New York (the "Bank")

                             W I T N E S S E T H:

                  WHEREAS, the Company and the Bank have entered into that certain Bank Agreement of even date herewith (the "Bank Agreement"); and

                  WHEREAS, Section 7.3(c) of the Bank Agreement provides for the execution of this Consent, Assignment and Agreement by the parties hereto;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby consent and agree as follows:

                  Section 1. Consents, Assignments and Agreements with Respect to Purchased Partnership Interests. The Investing Partnership and the Operating Partnership in which the Investing Partnership owns a Purchased Partnership interest hereby (i) consent to the Company's assignment to the Bank of the Purchase Agreement, security interest in the Purchased Partnership Interest, Purchased Partnership Interest, all allocations and distributions which may be due and payable or made from time to time on such Purchased Partnership Interest, and the proceeds thereof, relating to the Investing Partnership's Set Aside Purchase Note; (ii) consent to the Company's delivery to the Bank of Financing Statements and to the Bank's filing of such Financing Statements with the appropriate governmental authorities in order to perfect and to continue the perfection of the Bank's security interest in the Purchase Agreement, security interest in the Purchased Partnership Interest, Purchased Partnership Interest allocations and distributions which may be due and payable from time to time on the Purchased Partnership Interest; (iii) subject to the terms and conditions of the Bank Agreement, assign to the Bank all allocations and distributions which shall be due and payable or made from time to time on the Purchased Partnership Interest, and the proceeds thereof, until all outstanding obligations under the Set Aside Purchase Note, if such be in default, have been paid in full (including, without limitation, all costs of collection, reasonable attorneys' fees and other fees and expenses); and (iv) subject to the terms and conditions of the Bank Agreement, agree that upon foreclosure of the security interest in the Purchased Partnership Interest all allocations and distributions made on the Purchased Partnership Interest shall by paid directly to the Bank, as the assignee of the

Company, regardless of whether the Bank becomes a substituted limited partner in the Operating Partnership in place of the Investing Partnership.

                  Section 2. Representations of the Operating Partnership. The Operating Partnership hereby agrees to keep a copy of this Consent, Assignment and Agreement with its business records.

                  Section 3. Agreement of the Operating Partnership. The Operating Partnership hereby agrees to admit the Bank as a substituted limited partner in place of the Investing Partnership in the Operating Partnership upon the Bank's foreclosure on the security interest in the Purchased Partnership Interest and written request, subject to the limitations in
Section 1(iii) hereof, the Bank's obtaining HUD 2530 Clearance and the rights of the Investing Partnership under Section 9.505 of the Uniform Commercial Code.

                  Section 4. Amendment to Operating Partnership Agreement. Upon substitution of the Bank for the Investing Partnership as a limited partner in the Operating Partnership pursuant to the Bank Agreement and this Consent, Assignment and Agreement, this Consent, Assignment and Agreement shall constitute an amendment to the partnership agreement of the Operating Partnership, and the Bank shall not be liable for the obligations of any predecessor which has assigned the Purchased Partnership Interest to make any contributions to the Operating Partnership.

                  Section 5. Further Assurances and Power of Attorney. Each of the parties hereto shall, from time to time, upon request of a party hereto, duly execute, acknowledge and deliver or cause to be duly executed, acknowledged and delivered, all such further instruments and documents reasonably requested by a party to effectuate the intent and purposes of this Consent, Assignment and Agreement. Notwithstanding the foregoing, this Consent, Assignment and Agreement shall constitute an irrevocable power of attorney coupled with an interest for the Bank to execute and file a certificate of amendment to the certificate of limited partnership of the Operating Partnership or any other document or instrument in order to effectuate the intent and purposes of this Consent, Assignment and Agreement; provided, however, that the Bank may not be substituted as a partner of the Operating Partnership unless such substitution is permitted under the Uniform Commercial Code and HUD 2530 Clearance, if required, has been obtained.

                  Section 6. Notices. All notices and other communications pursuant or relating to this Consent, Assignment and Agreement shall be in writing and shall be delivered by hand or sent by registered or certified mail, return receipt requested, or by facsimile, confirmed by writing delivered by hand or sent by registered or certified mail, return receipt requested, delivered or sent on the date of the facsimile, addressed as follows:

                           (a)      If to the Investing Partnership:

                                    --------------------------------

                                    --------------------------------

                                    --------------------------------


                           (b)      If to the Operating Partnership:

                                    --------------------------------

                                    --------------------------------

                                    --------------------------------


                           (c)      If to The Company:

                                    Grand Court Lifestyles, Inc.
                                    One Executive Drive
                                    Fort Lee, New Jersey  07024
                                    Facsimile Number:  (201) 947-6663
                                    Attention: Keith E. Marlowe

                           With a copy to:

                                    Reid & Priest LLP
                                    40 West 57th Street
                                    New York, New York  10019
                                    Facsimile Number:  (212) 603-2298
                                    Attention: Michele R. Jawin, Esq.

                           If to Bank:

                                    The Bank of New York
                                    101 Barclay Street
                                    New York, New York  10286
                                    Facsimile Number:  (212) 815-5999
                                    Attention: Mark Walsh,
                                               Trustee Administration

or at such other address as a party shall have last furnished to the other parties hereto in writing. Any notice provided for herein shall be deemed to have been given on the date of the receipt of the notice by hand delivery or of the facsimile or the third Business Day after the date of mailing, certified mail, return receipt requested.

                  Section 7. Choice of Law. This Consent, Assignment and Agreement shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

                  Section 8. Successors. This Consent, Assignment and Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  Section 9. Counterparts. This Consent, Assignment and Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  Section 10. Definitions. All terms used in this Consent, Assignment and Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Bank Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Consent, Assignment and Agreement as of the date first above written.

                                              [Name of Investing Partnership]


                                              By:___________________________



                                              [Name Of Operating Partnership]


                                              By:__________________________


                                              GRAND COURT LIFESTYLES, INC.


                                              By:__________________________
                                                 Title:

                                              THE BANK OF NEW YORK


                                              By:__________________________
                                                 Title:

                                                                  EXHIBIT D
                                                             TO BANK AGREEMENT

                               [FORM OF NOTICE]


                        Notice of Voluntary Redemption

                                      of

                         Grand Court Lifestyles, Inc.
                          12% Debentures -- Series 11



                  To holders of Grand Court Lifestyles, Inc. (the "Company") 12% Debentures due June 30, 2004 -- Series 11 (the "Debentures"):

                  Notice is hereby given by The Bank of New York (the "Bank"), as paying agent for the Debentures, that, pursuant to the voluntary redemption provision of Section 5.6 of the Bank Agreement between the Company and the Bank, dated [month] [day], [year], the Company has elected to redeem and pay off on [month] [day], [year] (the "Redemption Date") [all] [a portion of] the above mentioned Debentures then outstanding, in accordance with the terms of the Debentures, and that [all] [a portion of] the Debentures are called for redemption on the Redemption Date.

                  The redemption price on the Redemption Date shall be $_______. Interest on the Debentures so redeemed shall cease from and after the Redemption Date.



Dated:  [month]  [day], [year]


                                                        The Bank of New York

                               [FORM OF NOTICE]


                        Notice of Mandatory Redemption

                                      of

                         Grand Court Lifestyles, Inc.
                          12% Debentures -- Series 11



                  To holders of Grand Court Lifestyles, Inc. (the "Company") 12% Debentures due June 30, 2004 -- Series 11 (the "Debentures"):

                  Notice is hereby given by The Bank of New York (the "Bank"), as paying agent for the Debentures, that, pursuant to the mandatory redemption provision of Section 5.7 of the Bank Agreement between the Company and the Bank, dated [month] [day], [year], the Company will redeem and pay off on June 30, 2004 (the "Redemption Date") 100% of the above mentioned Debentures, in accordance with the terms of the Debentures, and that 100% of the Debentures are called for redemption on the Redemption Date.

                  Interest on the Debentures so redeemed shall cease from and after the Redemption Date.



Dated:  [month]  [day], [year]


                                                        The Bank of New York

                                                                    EXHIBIT E
                                                               TO BANK AGREEMENT


                               [FORM OF NOTICE]



                          Notice of Event of Default

                                      by

                         Grand Court Lifestyles, Inc.
                          on payment of principal on
                          12% Debentures -- Series 11


                  To ________________ Associates (the "Partnership"):

                  Notice is hereby given that when payment of principal came due and payable on Grand Court Lifestyles, Inc. (the "Company") 12% Debentures due June 30, 2004 -- Series 11 (the "Debentures") the Company defaulted in the payment of such principal and such default has continued for more than thirty
(30) days (the "Default"). The Default qualifies as an Event of Default under the Bank Agreement between the Company and The Bank of New York (the "Bank"), dated [month] [day], [year] (the "Bank Agreement"). Pursuant to Section 2 of the Consent and Agreement between the Partnership, the Company and the Bank, dated the same date as the Bank Agreement, an Event of Default requires the Partnership to make all payments of principal and interest on its purchase note, executed in connection with its acquisition of its interest in [operating partnership] and pledged to the Bank by the Company as collateral for the Debentures, directly to the Bank.



Dated:  [month]  [day], [year]


                                                        The Bank of New York

                                                                   EXHIBIT F
                                                             TO BANK AGREEMENT

                         GRAND COURT LIFESTYLES, INC.
                         DEBENTURES SERIES XI SUMMARY

             OFFERING $8,000,000 12% DEBENTURES DUE JUNE 30, 2004


COLLATERALIZATION

         Purchase Notes in the principal amount of up to $11,066,000 will be set aside as collateral. The Company shall deliver to the Bank of New York as collateral Purchase Notes in such an amount that the sum of 80% of the principal amount of such Purchase Notes equals or exceeds the principal amount of the Debentures sold and outstanding.

INVESTMENT OBJECTIVE

         12% Paid Monthly on the 15th of each month backed by the full faith and credit of Grand Court Lifestyles, Inc.

                              RETURN OF PRINCIPAL

                             100% on June 30, 2004

         The Debentures may be redeemed by the Company, in whole or in part, in its sole discretion, without penalty or premium at any time prior to maturity.

THE INVESTMENTS

         Denominations of $100,000 or any multiple or fraction thereof at the discretion of the Company. All investors must be accredited investors.

PAYING AGENT & CUSTODIAN

         The Bank of New York is authenticating agent, registrar, transfer agent and paying agent of the Debentures and it is custodian of the Purchase Notes and documents governing the Partnership interests which secure the Purchase Notes. The Bank of New York does not guarantee or otherwise provide credit support for the Debentures.

TAX IMPLICATIONS

         All income is considered portfolio income; can be used for employee benefit plans, IRAs and Keoghs.

                         GRAND COURT LIFESTYLES, INC.
                          DEBENTURE SERIES XI SUMMARY

================================================================================

                         GRAND COURT LIFESTYLES, INC.

                  27 Continuous Years of Successful Operation
      Developed Partnerships Which Own and Operate Over 20,000 Apartments
                      Average Occupancy Rate of Over 90%
                A Certified Net Worth in Excess of $30 Million

RISKS

INVESTORS SHOULD BE AWARE OF RISK FACTORS WHICH MAY AFFECT THE COMPANY'S ABILITY TO SERVICE THE DEBT ON THE DEBENTURES, INCLUDING BUT NOT LIMITED TO, A DEFAULT ON THE PURCHASE NOTES BY THE MAKERS THEREOF THAT SERVE AS COLLATERAL FOR THE DEBENTURES, AND MARKET CONDITIONS WHICH MAY REDUCE THE COMPANY'S CASH FLOW, THEREBY ADVERSELY AFFECTING THE COMPANY'S ABILITY TO MAKE INTEREST AND PRINCIPAL PAYMENTS.

              RISKS AFFECTING AN INVESTMENT IN THE DEBENTURES ARE
              MORE FULLY DESCRIBED IN THE "RISK FACTORS" SECTION
                     OF THE PRIVATE PLACEMENT MEMORANDUM.

         The offering will be made in compliance with relevant state securities laws and Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. Interested persons should be informed that there are significant risks in this transaction and that they should review the private placement memorandum prior to making a decision to invest. This material is for use by broker-dealers, attorneys, accountants, investment counsel and qualified prospective investors. This material may not be reproduced or recirculated. THIS SUMMARY DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY A SECURITY, WHICH MAY BE MADE ONLY BY DELIVERY OF THE PRIVATE PLACEMENT MEMORANDUM.

                         GRAND COURT LIFESTYLES, INC.
                              ONE EXECUTIVE DRIVE
                          FORT LEE, NEW JERSEY 07024
                       (201) 947-7322 or (212) 472-1920